SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 28, 2026, by and between STEWARDS, INC., a Nevada corporation, with headquarters located at 4300 N. University Drive, Suite D-105, Lauderhill, Florida 33351 (the “Company”), and CROM STRUCTURED OPPORTUNITIES FUND I, LP, a Delaware limited partnership, with its address at 228 Park Avenue South PMB 57033, New York, NY 10003 (the “Buyer”).

WHEREAS:

A.                 The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B.                  The Company intends to issue and sell to the Buyer, in one or more tranches and upon the terms and subject to the conditions set forth in this Agreement (the “Offering”), promissory notes of the Company in the aggregate principal amount of up to $22,000,000.00 (including the principal amount of the Note (as defined below)) (collectively the “Offering Notes”, and collectively with the Commitment Shares (as defined in this Agreement) and the shares of Common Stock (as defined in this Agreement) into which the Offering Notes are convertible, the “Offering Securities”) (for the avoidance of doubt, the Securities (as defined in this Agreement) are being issued as part of the Offering Securities), which have an aggregate purchase price of up to $20,000,000.00 and an original issuance discount of up to $2,000,000.00, of which the Note constitutes the initial tranche (the “Upfront Tranche”) and any further tranches shall be issued only upon the mutual written agreement of the Company and the Buyer in accordance with Section 8(u);

C.                  As part of the Offering, Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, an unsecured convertible promissory note of the Company, in the aggregate principal amount of $6,050,000.00 (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, the “Note”), convertible into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note;

D.                 In connection with this Agreement, the Company and the Buyer have entered into a registration rights agreement (the “Registration Rights Agreement”) on the date of this Agreement, a form of which is attached hereto as Exhibit C; and

E.                  Prior to the execution of this Agreement, the Board of Directors of the Company has approved, and stockholders of the Company holding a majority of the outstanding voting power of the Company have executed and delivered a written consent approving, the Stockholder Approval Matter (as defined in Section 4(t)).

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.       Purchase and Sale of Note.

a.                   Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note, as further provided herein. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b.                   Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price of $5,500,000.00 (the “Purchase Price”) for the Note, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price. On the Closing Date, the Buyer shall withhold a sum of $20,000.00 from the Purchase Price as reimbursement of the Buyer’s reasonable legal fees in connection with the preparation and negotiation of the Transaction Documents and the Registration Statement (as defined in the Registration Rights Agreement) (the Company acknowledging that it has previously paid to the Buyer a deposit of $20,000.00 toward such legal fees, such that the aggregate reimbursement of such legal fees shall not exceed $40,000.00, inclusive of such deposit), and such other fees as provided for in the disbursement authorization provided by the Company to Buyer at the Closing. On the Closing Date, the Buyer shall also withhold a sum of $493,000.00 from the Purchase Price to cover the Company’s fees owed to E.F. Hutton & Co., a registered broker-dealer (CRD#: 322687) (the “Placement Agent”), in accordance with the Placement Agent’s engagement letter with the Company (the “Engagement Letter”), in connection with the transactions contemplated by this Agreement. Nothing in this Agreement or the other Transaction Documents shall amend, supersede or otherwise modify the Engagement Letter, which shall remain in full force and effect in accordance with its terms. The Company acknowledges that the transactions contemplated by this Agreement (including any Additional Tranche) constitute a “Financing” under the Engagement Letter and that the Buyer is an investor introduced to the Company by the Placement Agent. The Buyer is not a party to the Engagement Letter, and neither the Buyer nor any of its affiliates shall have any obligation or liability thereunder (including for any fees, expenses or other amounts payable to the Placement Agent), other than the Buyer’s obligation to remit to the Placement Agent, on behalf of the Company, the amount withheld pursuant to this Section 1(b) in accordance with the disbursement authorization delivered by the Company. The Buyer may rely conclusively on such disbursement authorization and shall have no liability for the amount or calculation of any amount so withheld. As between the Company and the Buyer, in the event of any conflict between the Engagement Letter and the Transaction Documents, the Transaction Documents shall control.

c.                   Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price for the Note is paid by Buyer pursuant to terms of this Agreement.

d.                   Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

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e.                   Commitment Shares. As additional consideration for the Buyer’s purchase of the Note, on the Closing Date the Company shall issue to the Buyer a number of shares of Common Stock (the “Commitment Shares”) equal to the quotient obtained by dividing (i) $550,000.00 (being ten percent (10%) of the Purchase Price) by (ii) the lowest daily VWAP (as defined in the Note) of the Common Stock on the Principal Market during the five (5) Trading Days (as defined in the Note) immediately preceding October 27, 2026, rounded up to the nearest whole share. The Commitment Shares shall be fully earned as of issuance date, shall be issued in book-entry form registered in the name of the Buyer (or its designee) and delivered to the Buyer on or before the Closing Date, and shall bear the restrictive legend set forth in Section 2(g) until such legend may be removed in accordance with this Agreement. Notwithstanding the foregoing, the issuance of Commitment Shares prior to the Stockholder Approval Effective Date (as defined in Section 4(t)) shall be subject to the Exchange Cap (as defined in the Note), and any Commitment Shares that may not be issued by reason of the Exchange Cap shall be issued to the Buyer within one (1) Trading Day after the Stockholder Approval Effective Date.

f.                    Commitment Share Lock-Up. Notwithstanding Section 2(f) or anything to the contrary in this Agreement, the Buyer shall not, prior to January 31, 2027, sell, transfer, pledge, lend, hedge or otherwise dispose of any Commitment Shares; provided, however, that the foregoing shall not restrict any transfer of Commitment Shares to an affiliate of the Buyer that agrees in writing to be bound by this Section 1(f).

2.       Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a.                   Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note (the Note, the Commitment Shares and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (the “Conversion Shares”) shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.                   Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.                   Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.                   Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

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e.                   Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.                    Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, except for the filing of the Registration Statement (as defined in the Registration Rights Agreement), and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case) except for the filing of the Registration Statement (as defined in the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise.

g.                   Legends. The Buyer understands that until such time as the Note, the Commitment Shares and/or the Conversion Shares have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable shares of Common Stock without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of Common Stock to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(l) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144, Rule 144A, Regulation S, or other applicable exemption at the Deadline (as defined in the Note), it will be considered an Event of Default pursuant to Section 3.2 of the Note.

h.                   Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

i.                    No Fiduciary Duty. The Buyer acknowledges that the Placement Agent has acted solely as placement agent for the Company and is not an agent, advisor or fiduciary of the Buyer. Neither the Placement Agent nor any of its affiliates or representatives has made any representation or warranty to the Buyer regarding the Company, the Securities or the accuracy or completeness of any information furnished to the Buyer, including the SEC Documents, the Company Information Schedule, Schedule 3(gg) and the Company’s written diligence responses, and none of them has verified such information. The Buyer is a sophisticated institutional investor, has conducted its own investigation of the Company, has reviewed and understands the matters set forth on the Disclosure Schedule, and in purchasing the Securities has relied solely on that investigation and the Company’s representations in Section 3, and not on the Placement Agent. The Buyer shall not assert any claim against the Placement Agent or its affiliates arising from any statement or omission of the Company, other than for the Placement Agent’s own fraud. The Placement Agent is an express third-party beneficiary of this Section 2(i), which shall survive the Closing.

3.       Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that:

a.                   Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The SEC Documents set forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

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b.                   Authorization; Enforcement. The Company and Subsidiaries have all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The Company represents and warrants that (i) the execution and delivery of the Transaction Documents, the Note, and Conversion Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Commitment Shares as well as the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of the Note) have been duly authorized by the Company’s Board of Directors and, other than the Stockholder Approval (as defined in Section 4(t)), which has been obtained by the written consent of stockholders holding a majority of the outstanding voting power of the Company and will become effective on the Stockholder Approval Effective Date, no further consent or authorization of the Company, its Board of Directors, its stockholders, or its debt holders is required, (ii) the Transaction Documents (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company and Subsidiaries by its authorized representatives, and such authorized representatives are the true and official representative with authority to sign the Transaction Documents and the other instruments and documents executed in connection herewith or therewith and bind the Company and Subsidiaries accordingly, and (iii) the Transaction Documents constitute, and upon execution and delivery by the Company and Subsidiaries, as applicable, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company and Subsidiaries in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles.

c.                   Capitalization; Governing Documents. As of October 26, 2026, the authorized capital stock of the Company consists of: (i) 500,000,000 authorized shares of Common Stock, of which 226,548,127 shares of Common Stock were issued and outstanding, and (ii) 100,000,000 authorized shares of preferred stock, $0.0001 par value per share, of which (A) 81,250,000 shares are designated Series A Preferred Stock, of which 71,250,000 shares were issued and outstanding, and (B) 10,000,000 shares are designated Series B Preferred Stock, of which 10,000,000 shares were issued and outstanding (and no other shares of preferred stock were issued and outstanding). As of such date, (x) 20,000,000 shares of Common Stock were reserved for issuance under the Company’s 2024 Equity Incentive Plan, (y) 81,250,000 shares of Common Stock were reserved for issuance upon conversion of the outstanding Series A Preferred Stock and Series B Preferred Stock, (z) 17,380,013 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants and pre-funded warrants, and 9,078,947 shares of Common Stock were reserved for issuance upon exercise of warrants issuable under the Loan Agreement, dated September 17, 2025, between the Company and Stewards International Funds PCC (on behalf of the Stewards Private Credit Fund), as amended, and the Company had 126,779,717 authorized shares of Common Stock that were unissued and not reserved for issuance for any purpose. All of such outstanding shares of capital stock of the Company, the Commitment Shares and the Conversion Shares are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC Documents of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company has furnished to the Buyer true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (“Articles of Incorporation”), the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

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d.                   Issuance of Commitment Shares and Conversion Shares. The Commitment Shares are duly authorized and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Conversion Shares are duly authorized, reserved for issuance and, upon conversion of the Note in accordance with its terms, will be validly issued, fully paid and non-assessable. As of the Closing Date, no Share Deficiency (as defined in Section 4(t)) exists. The Commitment Shares and the Conversion Shares, upon issuance, will be free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

e.                   [Intentionally Omitted].

f.                    Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Commitment Shares and the Conversion Shares to the Common Stock upon the issuance of the Commitment Shares and the conversion of the Note. The Company further acknowledges that its obligations to issue the Commitment Shares and the Conversion Shares are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

g.                   No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Commitment Shares and the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or Bylaws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement (including the Stockholder Approval, the filing and mailing of the Information Statement (as defined in Section 4(t)), the filing of a certificate of amendment to the Articles of Incorporation effecting the Authorized Share Increase (if required pursuant to Section 4(t)), and the filing of a notification of listing of additional shares with the Principal Market) and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note and issue the Commitment Shares in accordance with the terms hereof and, upon conversion of the Note, issue the Conversion Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof except for the filing of the Listing of Additional Shares with the Principal Market, the filing of a Form D and the filing of the Registration Statement. The Company is not in violation of the listing requirements of the Principal Market (as defined herein) and does not reasonably anticipate that the Common Stock will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

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h.                   SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein as well as the Company’s effective registration statement on Form S-1, as amended and supplemented (File 333-291586) and all exhibits included therein and financial statements and schedules thereto, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and 1934 Act, respectively, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents , the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2026, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

i.                    Absence of Certain Changes. Except as disclosed in the SEC Documents , since June 30, 2026, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

j.                    Absence of Litigation. Except as set forth in Section 8(a) of Schedule 3(gg), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

k.                   Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

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l.                    No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

m.                 Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

n.                   Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

o.                   Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

p.                   Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

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q.                   No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer, except with respect to the Offering Securities. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities, except with respect to the Offering Securities.

r.                    No Brokers; No Solicitation. Except with respect to the Placement Agent, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company represents and warrants that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s), in such capacity with respect to the Buyer, solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company represents and warrants that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) is required to be registered as a broker-dealer under the Securities Exchange Act of 1934 in order to (i) enter into or consummate the transactions encompassed by this Agreement, Registration Rights Agreement, the Note, the Irrevocable Transfer Agent Instructions, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder (the “Transaction Documents”), (ii) fulfill the Buyer’s obligations under the Transaction Documents, or (iii) exercise any of the Buyer’s rights under the Transaction Documents (including but not limited to the sale of the Securities).

s.                    Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since June 30, 2026, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

t.                    Environmental Matters.

(i)                 There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(ii)               Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)             There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

u.                   Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

v.                   Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are described in the SEC Documents, including property and casualty insurance on each real property owned by the Company or any Subsidiary in the amounts required under the applicable mortgage loan documents. The Company acknowledges that, as disclosed in the SEC Documents, it does not currently maintain general liability insurance or cyber security insurance, and the Company shall obtain, within sixty (60) days after the Closing Date, and thereafter maintain for so long as any Offering Note remains outstanding, general liability insurance and cyber security insurance from insurers of recognized financial responsibility, in such amounts and covering such risks as are customary for companies engaged in similar businesses. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, general liability coverage, cyber security coverage and property coverage.

w.                 Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

x.                   Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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y.                   Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

z.                   No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa.                No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

bb.               No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

cc.                Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

dd.               Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

ee.                Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

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ff.                  Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 3 and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

gg.               Company Information Schedule. The Company has delivered to the Buyer the Company Information Schedule set forth as Exhibit A to the Summary of Indicative Proposed Terms and Conditions, dated October 21, 2026, between the Company and the Buyer, completed and certified by an officer of the Company and updated as of the Closing Date, a copy of which is attached hereto as Schedule 3(gg) (the “Company Information Schedule”). The information set forth in the Company Information Schedule, including (i) the Company’s contacts and addresses, (ii) the list of Subsidiaries and the Company’s ownership thereof, (iii) the capital structure and aggregate share-reserve requirements under outstanding instruments, (iv) the exchange cap allocations and remaining capacity under Nasdaq Listing Rule 5635(d), (v) the schedule of all outstanding Indebtedness (as defined in the Note) of the Company and its Subsidiaries, including all convertible notes, merchant cash advance, factoring and similar arrangements under which the Company or any Subsidiary is obligor, equity lines and indebtedness owed to related parties, together with the principal outstanding, interest rate, maturity, security, conversion terms and default status of each, (vi) related-party balances, (vii) reporting history, (viii) pending legal proceedings and (ix) outstanding liens (including UCC-1 filings), is true, correct and complete in all material respects as of the Closing Date and is consistent with the SEC Documents, and no Indebtedness of the Company or any Subsidiary, and no lien on any material asset of the Company or any Subsidiary, is omitted from the Company Information Schedule; provided that, to the extent the Company Information Schedule expressly states that a complete response to any item would require disclosure of material non-public information, the foregoing shall not be deemed to require such disclosure to the Buyer, but the Company represents that the omitted information has been or will be publicly disclosed in the SEC Documents within the time required under the 1934 Act. .

hh.               Stockholder Approval. The Board of Directors of the Company has duly approved, declared advisable and recommended to the stockholders of the Company the Stockholder Approval Matter (as defined in Section 4(t)), and stockholders of the Company holding a majority of the outstanding voting power of the Company have duly executed and delivered the Stockholder Written Consent (as defined in Section 4(t)) in accordance with Section 78.320 of the Nevada Revised Statutes and the Articles of Incorporation and Bylaws. Neither the Articles of Incorporation nor the Bylaws prohibit or restrict stockholder action by written consent, and the Stockholder Written Consent has not been amended, modified, revoked or rescinded and remains in full force and effect. From and after the Stockholder Approval Effective Date, no further approval of the stockholders of the Company will be required under the rules of the Principal Market or applicable law for the issuance of all of the Commitment Shares and Conversion Shares issuable under the Transaction Documents.

ii.                  Merchant Cash Advance Business. The Company and each of its Subsidiaries (A) have conducted their merchant cash advance, revenue-based financing, syndication and brokerage businesses (collectively, the “Private Credit Business”) in compliance in all material respects with all applicable laws, including state commercial financing disclosure laws, Section 5 of the Federal Trade Commission Act, the Gramm-Leach-Bliley Act and applicable privacy and data security laws, (B) hold all licenses and registrations required to conduct the Private Credit Business as currently conducted, (C) have documented each merchant cash advance originated by the Company or any Subsidiary as a purchase and sale of future receipts, and no court, arbitrator or governmental authority has determined, and no action, suit, claim or proceeding is pending or, to the Company’s knowledge, threatened alleging, that any merchant cash advance originated or participated in by the Company or any Subsidiary constitutes a loan or is subject to any usury or lending law, (D) have not received any subpoena, civil investigative demand, inquiry or other written communication from any governmental authority relating to the Private Credit Business, and (E) to the Company’s knowledge, each independent sales organization or broker referring merchants to the Company or any Subsidiary has complied in all material respects with applicable law in connection with such referrals. Each master participation agreement and syndication agreement to which the Company or any Subsidiary is a party is in full force and effect, and neither the Company nor any Subsidiary nor, to the Company’s knowledge, any counterparty thereto is in material default thereunder.

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jj.                  Rule 144(i). The Company was formerly an issuer described in Rule 144(i)(1)(i). The Company filed Form 10 information (within the meaning of Rule 144(i)(3)) with the SEC on November 17, 2025, is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the 1934 Act, as applicable, during the preceding twelve (12) months(or such shorter period that the Company was required to file such reports and materials), other than Form 8-K reports. The Company shall not take any action that would cause it to again become an issuer described in Rule 144(i)(1)(i).

kk.               Real Estate Acquisitions. Schedule 3(kk) sets forth each parcel of real property owned or leased by the Company or any Subsidiary (including 1818 Park, the Plantation property and Envy Pompano Beach) and each agreement to acquire real property to which the Company or any Subsidiary is a party , together with, for each such acquisition agreement, the purchase price, the amount of any deposits paid and whether such deposits are refundable, the scheduled closing date, and whether such agreement contains a financing contingency. Each such acquisition agreement is in full force and effect, and neither the Company nor any Subsidiary nor, to the Company’s knowledge, any other party thereto is in default thereunder. The Purchase and Sale Agreement, dated June 5, 2026, between Stewards Real Estate, LLC and John E. Swenson Co., Inc. relating to The Hawthorne in Chatham, Massachusetts was terminated on September 17, 2026, and, except as set forth on Schedule 3(kk), neither the Company nor any Subsidiary has any further material liability or obligation thereunder. Except as set forth on Schedule 3(kk), no real property owned or leased by the Company or any Subsidiary is subject to any outstanding notice of violation, required remediation or capital repair obligation under any Environmental Law or any building, zoning or health code that would reasonably be expected to cost in excess of $250,000.

ll.                  EB-5 Matters. The Class B preferred membership interests of Block 40, LLC were offered and sold in compliance in all material respects with applicable securities laws and the requirements of the EB-5 Immigrant Investor Program. To the Company’s knowledge, no Form I-526 or Form I-526E petition of any holder of such interests has been denied, and neither the Company nor Block 40, LLC has received any notice of intent to deny or other communication from U.S. Citizenship and Immigration Services that would reasonably be expected to result in the denial of any such petition or the redemption of any such interests. As of the Closing Date, the aggregate amount that would be payable upon the redemption of all Class B preferred membership interests that are redeemable upon the denial of a holder’s petition does not exceed $[8,461,738].

mm.           Digital Assets. Neither the Company nor any Subsidiary holds, has received or has custody of any digital assets (including any $DOLO tokens), has adopted any digital asset treasury strategy, or conducts any business involving the issuance, tokenization, custody or trading of digital assets, and no warrant tranche under the Securities Purchase Agreement, dated November 3, 2025, between the Company and the Dolomite Foundation has become exercisable.

nn.               Sanctions; Anti-Money Laundering. None of the Company, any Subsidiary, or any director or officer or, to the Company’s knowledge, any employee, agent or affiliate thereof is a person that is, or is owned or controlled by persons that are, the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury, or is located, organized or resident in a country or territory that is the subject of comprehensive sanctions. The operations of the Company and its Subsidiaries (including their operations in the Dominican Republic) are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements and anti-money laundering laws, and no action, suit or proceeding involving the Company or any Subsidiary with respect to such laws is pending or, to the Company’s knowledge, threatened. The Company will not, directly or indirectly, use the proceeds of the sale of the Note, or lend, contribute or otherwise make available such proceeds to any person, for the purpose of financing the activities of any person that is the subject of sanctions.

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oo.               Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation, and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

pp.               Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, the Bylaws or the laws of the State of Nevada (including Sections 78.378 through 78.3793 and Sections 78.411 through 78.444 of the Nevada Revised Statutes) that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Buyer’s ownership of the Securities.

4.       ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

a.                   Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b.                   Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c.                   Use of Proceeds. The Company shall use the Purchase Price (net of the amounts withheld pursuant to Section 1(b)) to fund the Company’s acquisition, directly or through one or more Subsidiaries, of PIXL at Plantation, a 330-unit multifamily property located in Plantation, Florida (the “PIXL Acquisition”), including related deposits, closing costs and transaction expenses, with any remaining proceeds to be used for working capital and general corporate purposes, and not for any other purpose, including but not limited to (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (ii) the repayment of any debt issued in corporate finance transactions (including but not limited to promissory notes that have the ability to be converted into Common Stock), (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the PIXL Acquisition or the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, (v) in violation or contravention of any applicable law, rule or regulation or (vi) any funding under, or investment in, the convertible promissory note issued by HOPCo Intermediate Holdings II, Inc. or any equity of HOPCo Group Holdings, L.P. or its affiliates.

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d.                   Right of Participation and First Refusal.

(i)                 Other than arrangements that are in place or disclosed in SEC Documents prior to the date of this Agreement and other than any Offshore Facility Transaction (as defined in Section 4(v)), from the date of this Agreement until the date that the Offering Notes are extinguished in their entirety, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity, or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and/or under any circumstances, convertible into, exchangeable, or exercisable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 4(d).

(ii)               The Company shall deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the securities in the Subsequent Placement to be issued, sold, or exchanged and (y) offer to issue and sell to or exchange with the Buyer (in Buyer’s sole discretion, and in each case, an “Offer”) securities in the Subsequent Placement having an aggregate purchase price of up to the aggregate original Principal Amount (as defined in the Note) of all Offering Notes issued to and funded by the Buyer as of the date of the Offer Notice, without any reduction for any repayment or conversion thereof (the “Participation Amount”).

(iii)             To accept an Offer, in whole or in part, the Buyer must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the fifth (5th) Trading Day (as defined in the Note) after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount (not to exceed the Participation Amount) that the Buyer elects to purchase (the “Subscription Amount”). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyer upon terms and conditions (including, without limitation, unit prices and interest rates) set forth in the Offer Notice, unless a change to such terms and conditions is agreed to in writing between the Company and Buyer. Any election by the Buyer to apply amounts owed under the Offering Notes as consideration for all or any portion of the Subscription Amount shall be governed by Section 4(u).

(iv)              Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyer (provided, however, that such modification or amendment to the terms or conditions cannot occur during any Offer Period), the Company shall deliver to the Buyer a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the fifth (5th) Trading Day after the Buyer’s receipt of such new Offer Notice. The Company must provide the Buyer with a second Offer Notice, and the Buyer will again have the right of participation set forth above in this Section 4(d), if the Subsequent Placement subject to the initial Offer Notice is not consummated for any reason on the terms set forth in such Offer Notice within thirty (30) Trading Days after the date of the initial Offer Notice; provided, however, that no such second Offer Notice shall be required with respect to (x) the allocation by the Company or its placement agent or underwriter of securities in the Planned S-1 Offering in accordance with Section 4(d)(v) or (y) any Offshore Facility Transaction.

(v)                Notwithstanding anything to the contrary in this Section 4(d), with respect to the Planned S-1 Offering (as defined in Section 4(v)), in lieu of the rights set forth in Sections 4(d)(i) through 4(d)(iv), the Buyer shall have the opportunity to participate in the Planned S-1 Offering on the same terms and conditions as the other investors therein, subject to allocation by the Company and its placement agent or underwriter in their discretion. Subject to Section 4(p), the Company shall cause the Buyer to be given reasonable advance notice of, and the opportunity to submit an indication of interest in, the Planned S-1 Offering. Any such participation shall require new cash consideration and shall not be satisfied through rollover or conversion of the Note or any other Offering Note.

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(vi)       Notwithstanding anything to the contrary in this Section 4(d), this Section 4(d) shall not apply to the issuance of the Placement Agent Warrants (as defined in the Registration Rights Agreement) by the Company to the Placement Agent in connection with the issuance of the Note, or any additional notes issued in any further tranches, pursuant to this Agreement.

e.                   Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Note and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in this Agreement, the Note and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Note or any document, agreement or instrument contemplated thereby for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under this Agreement, the Note and any document, agreement or instrument contemplated thereby exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyer with respect to indebtedness evidenced by this Agreement, the Note and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

f.                    Restriction on Activities. Commencing as of the date first above written, and until the earlier of payment of the Offering Notes in full or full conversion of the Offering Notes, the Company shall not, directly or indirectly, without the Buyer’s prior written consent (which consent the Buyer may withhold in its sole discretion): (a) change the nature of its business; (b) sell, divest, or change the structure of any material assets other than in the ordinary course of business; (c) enter into a Variable Rate Transaction in violation of Section 4(o); or (d) enter into any merchant cash advance, factoring or similar financing instrument as obligor. Notwithstanding the foregoing, the restrictions in clauses (a), (b) and (d) shall not apply to (x) any Real Estate Transaction, (y) any Ordinary Course Financing Activity in which the Company or a Subsidiary acts solely as funder, purchaser of receivables or lender, and not as obligor, or (z) any Offshore Facility Transaction or the Planned S-1 Offering (each as defined in Section 4(v)) (collectively, “Permitted Business Transactions”), and no Permitted Business Transaction shall require the Buyer’s prior consent, provided that such Permitted Business Transaction is consistent with the Company’s existing lines of business.

g.                   Listing. The Company will, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to any tier of the OTC Markets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

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h.                   Corporate Existence. The Company will, so long as the Note is outstanding , maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation with the written consent of the Buyer or sale of all or substantially all of the Company’s assets with the written consent of the Buyer, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Market, any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE American.

i.                    No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities, except with respect to the Offering Securities.

j.                    Compliance with 1934 Act; Public Information Failures. For so long as the Buyer beneficially owns the Note, any Commitment Shares, or any Conversion Shares, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act. During the period that the Buyer beneficially owns the Note, any Commitment Shares or any Conversion Shares, if (i) the Company shall fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c), or (ii) the Company, having been an issuer described in Rule 144(i)(1)(i), or if it becomes such an issuer in the future, shall fail at any time after November 17, 2026 to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”), then, as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Note, or at law or in equity), the Company shall pay to the Buyer an amount in cash equal to three percent (3%) of the Purchase Price on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4(j) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 5% per month (prorated for partial months) until paid in full.

k.                   Acknowledgement Regarding Buyer’s Trading Activity. Until the Offering Notes are fully repaid or fully converted, the Buyer shall not, and shall cause its controlled affiliates not to, effect any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the 1934 Act) of the Common Stock which establishes a net short position with respect to the Common Stock, or enter into any other transaction designed to establish a net short position with respect to the Common Stock.

l.                    Legal Counsel Opinions. Upon the request of the Buyer from time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Commitment Shares and the Conversion Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Commitment Shares or Conversion Shares, as applicable, are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied). In addition, the Buyer may (at the Company’s cost) at any time secure its own legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion. The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

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m.                 Piggy-Back Registration Rights. The Company hereby grants to the Buyer the piggy-back registration rights set forth in Exhibit B hereto.

n.                   Most Favored Nation. While the Note or any principal amount, interest or fees or expenses due thereunder remain outstanding and unpaid, the Company shall not enter into any public or private offering of its securities (including securities convertible, exercisable or otherwise exchangeable into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Buyer by this Agreement or the Note unless, in any such case, the Buyer has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and the Buyer. Notwithstanding the foregoing, this Section 4(n) shall not apply to (i) the Planned S-1 Offering, (ii) any Exempt Transaction, (iii) any Offshore Facility Transaction, (iv) Real Estate Transaction, or (v) any Ordinary Course Financing Activity. This Section 4(n) shall terminate immediately upon the repayment or conversion in full of the Offering Notes.

o.                   Subsequent Variable Rate Transactions. From the date hereof until such time as the Offering Notes are fully converted or fully repaid, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction without the prior written consent of the Buyer (which consent the Buyer may withhold in its sole discretion). “Variable Rate Transaction” means a transaction in which the Company or any of its Subsidiaries (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an Equity Line of Credit (as defined in the Note), whereby the Company may issue securities at a future determined price. The Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, transactions with insiders (being officers and directors of the Company) and affiliates (as defined in Rule 144) of the Company shall be exempt from this Section 4(o). No Real Estate Transaction, Ordinary Course Financing Activity or Offshore Facility Transaction (each as defined in Section 4(v)) shall be exempt from this Section 4(o).

p.                   Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide the Buyer or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Buyer shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Buyer shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Buyer, constitutes or contains material non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. In addition to any other remedies provided by this Agreement or the related transaction documents, if the Company provides any material non-public information to the Buyer without their prior written consent, and it fails to immediately (no later than that business day) file a Form 8-K disclosing this material non-public information, it shall pay the Buyer as partial liquidated damages and not as a penalty a sum equal to $3,000 per day beginning with the day the information is disclosed to the Buyer and ending and including the day the Form 8-K disclosing this information is filed.

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q.                   D&O Insurance. Within 60 calendar days of the Closing, the Company shall purchase director and officer insurance on behalf of the Company's (including its subsidiary) officers and directors for a period of 18 months after the Closing with respect to any losses, claims, damages, liabilities, costs and expense in connection with any actual or threatened claim or proceeding that is based on, or arises out of their status as a director or officer of the Company. The insurance policy shall provide for two years of tail coverage.

r.                    No Broker-Dealer Acknowledgement.   Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not state, claim, allege or in any way assert to any person, institution, governmental or other entity that Buyer is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934.

s.                    Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.3 of the Note.

t.                    Stockholder Approval; Information Statement; Authorized Share Increase. At or prior to the Closing, the Company shall obtain and deliver to the Buyer the written consent, in accordance with Section 78.320 of the Nevada Revised Statutes and the Articles of Incorporation and Bylaws, of stockholders holding a majority of the outstanding voting power of the Company (the “Stockholder Written Consent”) approving for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon conversion of the Offering Notes, the Commitment Shares and the Placement Agent Warrant Shares (as defined in the Registration Rights Agreement) in excess of 19.99% of the shares of Common Stock outstanding immediately prior to the execution of this Agreement (the “Stockholder Approval Matter”, and the approval thereof pursuant to the Stockholder Written Consent, the “Stockholder Approval”). Within ten (10) calendar days after the Closing Date, the Company shall file with the SEC a preliminary information statement on Schedule 14C with respect to the Stockholder Approval Matter (together with the definitive information statement and any amendments or supplements thereto, the “Information Statement”). The Buyer and its counsel shall have a reasonable opportunity to review and comment upon the Information Statement prior to its filing. The Company shall promptly respond to any comments of the SEC thereon, shall file with the SEC and mail to its stockholders the definitive Information Statement at the earliest practicable date, and shall cause the Stockholder Approval to become effective in accordance with Rule 14c-2 under the 1934 Act as soon as practicable thereafter, but in no event later than the forty-fifth (45th) calendar day after the Closing Date or, if the SEC reviews the Information Statement, the seventy-fifth (75th) calendar day after the Closing Date (the date on which the Stockholder Approval becomes effective, the “Stockholder Approval Effective Date.” “Share Deficiency” means, as of any date, that the number of authorized but unissued shares of Common Stock that are not reserved for issuance under any other outstanding securities or agreements of the Company is less than the sum of (A) any Commitment Shares not yet issued and (B) the aggregate Reserved Amount (as defined in the Note) required under each Offering Note then outstanding. If a Share Deficiency exists at any time while any Offering Note remains outstanding, the Company shall (1) within five (5) business days thereafter, obtain the approval of the Company’s Board of Directors and written consent of stockholders holding a majority of the outstanding voting power of the Company approving an amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock by an amount sufficient to eliminate such Share Deficiency (the “Authorized Share Increase,” and such approval, the “Authorized Share Increase Approval”); (2) within ten (10) calendar days after obtaining the Authorized Share Increase Approval, file with the SEC a preliminary information statement on Schedule 14C with respect thereto, afford the Buyer and its counsel a reasonable opportunity to review and comment thereon, and file and mail the definitive information statement at the earliest practicable date; (3) cause the Authorized Share Increase Approval to become effective in accordance with Rule 14c-2 under the 1934 Act (the date of such effectiveness, the “Authorized Share Increase Effective Date”) no later than the forty-fifth (45th) calendar day after such Share Deficiency first exists or, if the SEC reviews such information statement, the seventy-fifth (75th) calendar day thereafter; (4) within one (1) business day after the Authorized Share Increase Effective Date, file with the Secretary of State of the State of Nevada a certificate of amendment to the Articles of Incorporation effecting the Authorized Share Increase; and (5) pending such filing, reserve for issuance under the Offering Notes all authorized shares of Common Stock then available, and thereafter reserve with its transfer agent the full Reserved Amount required under each Offering Note. The Company shall not take any action to revoke, rescind, amend or otherwise modify, or to cause any stockholder to revoke, rescind, amend or otherwise modify, the Stockholder Written Consent. Until the Stockholder Approval Effective Date, the Company shall not hold any meeting of its stockholders unless the Company also includes a proposal for obtaining the Stockholder Approval in such meeting.

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u.                   Rollover Rights. If, at any time while any Offering Note remains outstanding, the Company completes a public offering or private placement of its equity, equity-linked or debt securities (each, a “Future Transaction”), the Buyer may, in its sole discretion, elect by written notice to the Company to apply all, or any portion, of the then outstanding Principal Amount and accrued and unpaid interest (including any Default Interest) under any Offering Note as purchase consideration for securities in such Future Transaction, on the same terms and conditions as apply to the other purchasers therein, in which case such amount shall be deemed repaid under the applicable Offering Note to the extent so applied. Subject to Section 4(p), the Company shall provide the Buyer with written notice of each Future Transaction not less than five (5) Trading Days prior to the closing thereof. Notwithstanding the foregoing, the Buyer’s rights under this Section 4(u) shall not apply to (i) the Planned S-1 Offering or (ii) any Exempt Transaction. The Company shall retain the right to prepay the Offering Notes in full at any time without penalty in accordance with Section 1.9 of the Note, any rollover election hereunder shall be subject to the Company’s right to so prepay the Offering Notes in full prior to the closing of the applicable Future Transaction, and the Buyer’s rights under this Section 4(u) shall terminate immediately upon such prepayment in full.

v.                   Certain Defined Terms. For purposes of this Agreement and the other Transaction Documents: (i) “Planned S-1 Offering” means the Company’s planned public offering of its equity securities for cash registered under the 1933 Act on Form S-1, for which E.F. Hutton & Co. acts as lead underwriter or placement agent, and which is consummated on or before January 31, 2027; provided that the Planned S-1 Offering shall not include any concurrent private placement, any convertible or exchangeable debt or preferred securities, or any Variable Rate Transaction; (ii) “Offshore Facility” means the Company’s existing debt facility with Stewards International Funds PCC (on behalf of the Stewards Private Credit Fund) (together with its affiliates, “Offshore”), including the facility currently scheduled to expire on November 15, 2026, and “Offshore Financing” means any borrowing under, or any renewal, extension, amendment, refinancing or replacement of, the Offshore Facility with Offshore, and “Offshore Facility Transaction” means any Offshore Financing; (iii) “Real Estate Transaction” means (A) any acquisition, disposition, lease, development or refinancing by the Company or any Subsidiary of real property (or of the equity of a Subsidiary that owns real property), or (B) any mortgage, mezzanine or construction financing (or refinancing) of a Subsidiary that is secured solely by real property of that Subsidiary and related assets (or by the equity of that Subsidiary) and is without recourse to the Company, other than customary non-recourse carve-out guaranties and guaranties in effect on the date of this Agreement; provided that no Real Estate Transaction shall include any Variable Rate Transaction or any security convertible into, exchangeable for, or accompanied by rights to acquire, Common Stock or other equity securities of the Company; (iv) “Ordinary Course Financing Activity” means ordinary-course private credit, revenue-based financing, merchant cash advance, factoring and related financing activities conducted by the Company or any of its Subsidiaries consistent with the Company’s existing lines of business, including any amendment to any of the Company’s secured promissory notes issued and outstanding on the date of this Agreement that does not change any conversion price or exercise price or increases the share amounts; and (v) “Exempt Transaction” means any Offshore Facility Transaction, Real Estate Transaction or Ordinary Course Financing Activity. Notwithstanding anything to the contrary in the Transaction Documents, the Planned S-1 Offering shall be excluded from any exclusivity restriction, and no Offshore Financing shall be subject to, or require the consent of the Buyer under, any exclusivity restriction, restriction on additional indebtedness, mandatory repayment provision or other provision of the Transaction Documents that would restrict or interfere with such Offshore Financing other than Section 4(o).

w.                 Amendment of Prior Transactions. So long as any Offering Note is outstanding, the Company shall not amend or alter the provisions or terms of any Indebtedness (as defined in the Note) or Common Stock Equivalents (as defined in the Note) of the Company (including but not limited to any warrants exercisable into Common Stock and promissory notes convertible into Common Stock) issued on or prior to the date of this Agreement without the express written consent of the Buyer; provided, however, that the foregoing shall not apply to any Exempt Transaction (as defined in Section 4(v)), including any renewal, extension, amendment, refinancing or replacement of the Offshore Facility or of any financing that constitutes a Real Estate Transaction; provided further that the foregoing exception shall not apply to any Ordinary Course Financing Activity in which the Company or any Subsidiary is the obligor.

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x.                   Additional Listing. The Company shall (i) in the time and manner required by the Principal Market, prepare and file with the Principal Market a Listing of Additional Shares notification with respect to the transactions contemplated by the Transaction Documents (including the issuance of the Commitment Shares and the maximum number of shares of Common Stock issuable upon conversion of the Offering Notes, including the Reserved Amount (as defined in the Note)), and file any further or amended notification required in connection with any Additional Tranche or any increase in the number of shares of Common Stock issuable under the Transaction Documents; (ii) promptly respond to any comments or inquiries from the Principal Market with respect thereto; and (iii) promptly provide to the Buyer copies of each such notification as filed and all correspondence with the Principal Market relating thereto. If the Common Stock becomes listed on a Principal Market other than Nasdaq, the Company shall make all filings and take all actions required by such Principal Market for the listing of the Commitment Shares and the Conversion Shares.

y.                   Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that the Buyer is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Buyer could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Buyer.

5.       Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates and/or issue shares electronically at the Buyer’s option, registered in the name of the Buyer or its nominee, (i) on the Closing Date, the Commitment Shares, and (ii) upon conversion of the Note, the Conversion Shares, in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to the Company and the Company. The Company shall not terminate its transfer agent as the Company’s transfer agent without a signed consent from the Buyer. Prior to registration of the Commitment Shares or Conversion Shares, as applicable, under the 1933 Act or the date on which such shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates or book entry shares shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and/or this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within one (1) business day of each conversion of the Note. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

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6.       Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.                   The Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

b.                   The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.                   The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d.                   No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a.                   The Company shall have executed this Agreement, the Note, the Registration Rights Agreement, and delivered the same to the Buyer, and shall have issued and delivered the Commitment Shares to the Buyer in accordance with Section 1(e).

b.                   The Irrevocable Transfer Agent Instructions (including with respect to the issuance of the Commitment Shares), in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

c.                   The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

d.                   No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e.                   No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

f.                    Trading in the Common Stock on the Principal Market shall not have been suspended by the SEC, FINRA or the Principal Market.

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g.                   The Company shall have delivered to the Buyer (i) a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

h.                   The Stockholder Written Consent shall have been duly executed and delivered by stockholders holding a majority of the outstanding voting power of the Company, a copy thereof certified by the Secretary or another officer of the Company shall have been delivered to the Buyer, and the Stockholder Written Consent shall be in full force and effect.

i.                    The Buyer shall have completed its due diligence review of the Company and its Subsidiaries, the results of which shall be satisfactory to the Buyer in its sole discretion.

j.                    The Company shall have delivered to the Buyer (i) the Company Information Schedule, certified by an officer of the Company as of the Closing Date, and (ii) a certificate of an officer of the Company, dated as of the Closing Date, in form and substance satisfactory to the Buyer, certifying that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), that the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date, that no Event of Default (as defined in the Note) has occurred, and as to such other matters as the Buyer may reasonably request.

k.                   The Company shall have delivered to the Buyer and the Placement Agent a customary legal opinion from the Company’s counsel covering the transactions contemplated by the Transaction Documents, in a form reasonably acceptable to the Buyer and the Placement Agent.

l.                    The Company shall have delivered to the Buyer a written consent and waiver, reasonably satisfactory to the Buyer, from the requisite holders under the Registration Rights Agreement, dated September 23, 2026, among the Company and the sellers of Envy Pompano Beach, (i) consenting to the registration rights granted to the Buyer under the Transaction Documents and (ii) waiving any right to include their securities in any registration statement filed for the Buyer.

m.                 As soon as practicable after the Closing Date, but in no event later than two days after the Closing Date, the Company shall file a Current Report on Form 8-K (the “Form 8-K Filing”) describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, this Agreement, the Note, the Registration Rights Agreement, and the Placement Agent Warrants, but excluding the Irrevocable Transfer Agent Instructions). From and after the filing of the Form 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

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8.       Governing Law; Miscellaneous.

a.                   Arbitration of Claims; Governing Law; Venue. The Company and Buyer shall submit all Claims (as defined in Exhibit D of this Agreement) (the “Claims”) arising under this Agreement or any other agreement between the Company and Buyer or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Buyer or their respective affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit D of this Agreement (the “Arbitration Provisions”). The Company and Buyer hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the Company and Buyer hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Buyer may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company and Buyer consent to and expressly agree that the exclusive venue for arbitration of any Claims arising under this Agreement or any other agreement between the Company and Buyer or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Buyer or their respective affiliates shall be in Las Vegas, Nevada. Without modifying the Company’s and Buyer’s mandatory obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Company’s transfer agent and the Company, such litigation specifically includes, without limitation any action between or involving Company and the Company’s transfer agent under the Irrevocable Transfer Agent Instructions or otherwise related to Buyer in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Buyer for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state court sitting in Clark County, Nevada or the United States District Court for the District of Nevada, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Buyer for any reason) outside of any state court sitting in Clark County, Nevada or the United States District Court for the District of Nevada, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Buyer to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Buyer, including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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b.                   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c.                   Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.                   Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e.                   Entire Agreement; Amendments. This Agreement, the Note, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein, and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by both the Company and the Buyer.

f.                    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

STEWARDS, INC.

4300 N. University Drive, Suite D-105

Lauderhill, Florida 33351

Attention: Shaun Quin, Chief Executive Officer

e-mail: xxxxx@stewards.com

If to the Buyer:

CROM STRUCTURED OPPORTUNITIES FUND I, LP

228 Park Avenue South PMB 57033

New York, NY 10003

e-mail: xxxxx@crom-llc.com

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g.                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.       Third Party Beneficiariesh.. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Notwithstanding the foregoing, the Placement Agent is hereby expressly designated as an intended third-party beneficiary of Sections 2 and 3 of this Agreement. The representations, warranties, and covenants contained in Sections 2 and 3 are made for the benefit of, and may be relied upon and directly enforced by, the Placement Agent as if such provisions were made directly to the Placement Agent in a separate agreement between the Company, the Purchasers, and the Placement Agent. Notwithstanding the foregoing, the Placement Agent shall not be deemed a party to, nor bound by or subject to, the arbitration provisions set forth in Exhibit D to this Agreement.

i.                    Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.                    Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Principal Market (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k.                   Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.                    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.                 Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

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n.                   Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

o.                   Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Buyer hereunder, pursuant to the Note or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Buyer enforces or exercises its rights hereunder, pursuant to the Note or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Buyer a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyer, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

p.                   Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

q.                   Electronic Signature. This Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

r.                    [Intentionally Omitted].

s.                    [Intentionally Omitted].

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t.                    Leak Out. The Buyer’s sales of Common Stock (including the Commitment Shares and the Conversion Shares), together with all sales of Common Stock by the Buyer’s controlled affiliates, on each respective Trading Day during the Leak Out Period (as defined in this Agreement), shall be limited in the aggregate to the greater of (i) a gross dollar amount of $20,000.00 or (ii) 20% of the Daily Dollar Volume (as defined in this Agreement) on the respective Trading Day (the “Leak Out”). “Leak Out Period” shall mean the period commencing on January 31, 2027 and ending on the earliest of (A) the date on which the Buyer has sold all of the Commitment Shares and all of the Conversion Shares issued upon conversion of the Offering Notes, (B) the date that is twelve (12) months following January 31, 2027, or (C) the date on which an Event of Default (as defined in the Note) occurs under any Offering Note. “Daily Dollar Volume” shall mean, with respect to each Trading Day, the total volume of shares of the Common Stock traded on the respective Trading Day (including pre-market and after-market trades) as reported by Nasdaq or other quotation service provider designated by the Buyer multiplied by the VWAP (as defined in the Note) of the Common Stock on the respective Trading Day as reported by Nasdaq or other quotation service provider designated by the Buyer. The Company may at any time, at its option by giving irrevocable written notice to the Buyer, permit the Buyer’s sales of Common Stock during the Leak Out Period to no longer be subject to the Leak Out.

u.                   Additional Tranches. From time to time following the Closing, upon the mutual written agreement of the Company and the Buyer (which either party may withhold in its sole discretion), the Buyer may purchase, and the Company may issue and sell to the Buyer, additional Offering Notes (each, an “Additional Tranche”) on the same terms as the Note, provided that (i) the aggregate purchase price of the Note and all Additional Tranches shall not exceed $20,000,000.00 (the “Total Purchase Price Commitment”) and the aggregate principal amount of the Note and all Additional Tranches shall not exceed $22,000,000.00, (ii) the principal amount of each Additional Tranche shall equal its purchase price plus a ten percent (10%) original issue discount, and (iii) as a condition to the funding of each Additional Tranche, at the time of such funding (A) a registration statement covering the resale of the Conversion Shares underlying all previously issued Offering Notes and the Commitment Shares issued therewith shall be effective and available for use by the Buyer, (B) the Stockholder Approval Effective Date shall have occurred and the Stockholder Approval shall remain in full force and effect, and (C) no Share Deficiency exists, after giving effect to the Additional Tranche. At the closing of each Additional Tranche, the Company shall issue to the Buyer Commitment Shares equal to ten percent (10%) of the purchase price of such Additional Tranche, determined in accordance with Section 1(e), mutatis mutandis, by reference to the closing date of such Additional Tranche. The Company and the Buyer shall enter into a securities purchase agreement, note, registration rights agreement and other transaction documents for each Additional Tranche substantially in the form of the Transaction Documents (with such changes as are necessary to reflect the applicable purchase price, principal amount, issue date and maturity date), and the closing of each Additional Tranche shall be subject to the satisfaction of closing conditions and deliverables substantially similar to those set forth in Sections 6 and 7. The provisions of Section 1(b) relating to the withholding and payment of the Placement Agent’s fees (including the Buyer’s right to rely on the applicable disbursement authorization and the limitations on the Buyer’s obligations and liability set forth therein) shall apply, mutatis mutandis, to each Additional Tranche, with the amount to be withheld determined in accordance with the Engagement Letter and set forth in the disbursement authorization delivered by the Company in connection with such Additional Tranche. Nothing in this Section 8(u) shall obligate either party to consummate any Additional Tranche.

v.                   Liquidated Damagesw.. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

STEWARDS, INC.

By: /s/ Shaun Quin

Name: SHAUN QUIN

Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER

CROM STRUCTURED OPPORTUNITIES FUND I, LP

By: CROM STRUCTURED OPPORTUNITIES FUND I GP, LLC, its General Partner

By: CROM CORTANA FUND LLC, member of the General Partner

By: /s/ Liam Sherif

Name: Liam Sherif

Title: Authorized Signatory

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